                                                                   Exhibit 99(q)

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Charles A. Fiumefreddo, whose signature appears below, constitutes and appoints Barry Fink, Amy R. Doberman, Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities to sign, any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated:    April 25, 2006                          /s/ Charles A. Fiumefreddo
                                                  --------------------------
                                                      Charles A. Fiumefreddo

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:    April 25, 2006

                                                  /s/ Manuel H. Johnson
                                                  ---------------------
                                                      Manuel H. Johnson

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:    April 25, 2006

                                                  /s/ Michael E. Nugent
                                                  ---------------------
                                                      Michael E. Nugent

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Edwin J. Garn, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:    April 25, 2006

                                                  /s/ Edwin J. Garn
                                                  -----------------
                                                      Edwin J. Garn

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:    April 25, 2006

                                                  /s/ Michael Bozic
                                                  -----------------
                                                      Michael Bozic

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:    April 25, 2006

                                                  /s/ Joseph J. Kearns
                                                  --------------------
                                                      Joseph J. Kearns

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Wayne E. Hedien, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:    April 25, 2006

                                                  /s/ Wayne E. Hedien
                                                  -------------------
                                                      Wayne E. Hedien

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:    April 25, 2006

                                                  /s/ Fergus Reid
                                                  ---------------
                                                      Fergus Reid

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Barry Fink, Amy R. Doberman, Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated:    April 25, 2006

                                                  /s/ James F. Higgins
                                                  --------------------
                                                      James F. Higgins

                                   APPENDIX A

                                 MORGAN STANLEY
                         RETAIL AND INSTITUTIONAL FUNDS
                                       AT
                                 APRIL 25, 2006

                                  RETAIL FUNDS

OPEN-END RETAIL FUNDS

          TAXABLE MONEY MARKET FUNDS

          Active Assets Government Securities Trust
          Active Assets Institutional Government Securities Trust
          Active Assets Institutional Money Trust
          Active Assets Money Trust
          Morgan Stanley Liquid Asset Fund Inc.
          Morgan Stanley U.S. Government Money Market Trust

          TAX-EXEMPT MONEY MARKET FUNDS

          Active Assets California Tax-Free Trust
          Active Assets Tax-Free Trust
          Morgan Stanley California Tax-Free Daily Income Trust
          Morgan Stanley New York Municipal Money Market Trust
          Morgan Stanley Tax-Free Daily Income Trust

          EQUITY FUNDS

          Morgan Stanley Aggressive Equity Fund
          Morgan Stanley Allocator Fund
          Morgan Stanley American Franchise Fund
          Morgan Stanley American Opportunities Fund
          Morgan Stanley Capital Opportunities Trust
          Morgan Stanley Developing Growth Securities Trust
          Morgan Stanley Dividend Growth Securities Inc.
          Morgan Stanley Equally-Weighted S&P 500 Fund
          Morgan Stanley European Equity Fund Inc.
          Morgan Stanley Financial Services Trust
          Morgan Stanley Fundamental Value Fund
          Morgan Stanley Global Advantage Fund
          Morgan Stanley Global Dividend Growth Securities
          Morgan Stanley Global Utilities Fund

          Morgan Stanley Growth Fund
          Morgan Stanley Health Sciences Trust
          Morgan Stanley Income Builder Fund
          Morgan Stanley Information Fund
          Morgan Stanley Institutional Strategies Fund
          Morgan Stanley International Fund
          Morgan Stanley International SmallCap Fund
          Morgan Stanley International Value Equity Fund
          Morgan Stanley Japan Fund
          Morgan Stanley Mid-Cap Value Fund
          Morgan Stanley Multi-Asset Class Fund
          Morgan Stanley Nasdaq-100 Index Fund
          Morgan Stanley Natural Resource Development Securities Inc. Morgan Stanley Pacific Growth Fund Inc.
          Morgan Stanley Real Estate Fund
          Morgan Stanley S&P 500 Index Fund
          Morgan Stanley Small-Mid Special Value Fund
          Morgan Stanley Special Growth Fund
          Morgan Stanley Special Value Fund
          Morgan Stanley Total Market Index Fund
          Morgan Stanley Total Return Trust
          Morgan Stanley Utilities Fund
          Morgan Stanley Value Fund

BALANCED FUNDS

          Morgan Stanley Balanced Growth Fund
          Morgan Stanley Balanced Income Fund

ASSET ALLOCATION FUND

          Morgan Stanley Strategist Fund

TAXABLE FIXED-INCOME FUNDS

          Morgan Stanley Convertible Securities Trust
          Morgan Stanley Federal Securities Trust
          Morgan Stanley Flexible Income Trust
          Morgan Stanley High Yield Securities Inc.
          Morgan Stanley Income Trust
          Morgan Stanley Limited Duration Fund
          Morgan Stanley Limited Duration U.S. Treasury Trust
          Morgan Stanley Total Return Income Securities Fund
          Morgan Stanley U.S. Government Securities Trust

TAX-EXEMPT FIXED-INCOME FUNDS

          Morgan Stanley California Tax-Free Income Fund
          Morgan Stanley Limited Term Municipal Trust
          Morgan Stanley New York Tax-Free Income Fund
          Morgan Stanley Tax-Exempt Securities Trust

SPECIAL PURPOSE FUNDS

          Morgan Stanley Select Dimensions Investment Series

               -    American Opportunities Portfolio
               -    Balanced Growth Portfolio
               -    Capital Opportunities Portfolio
               -    Developing Growth Portfolio
               -    Dividend Growth Portfolio
               -    Equally-Weighted S&P 500 Portfolio
               -    Flexible Income Portfolio
               -    Global Equity Portfolio
               -    Growth Portfolio
               -    Money Market Portfolio
               -    Utilities Portfolio

          Morgan Stanley Variable Investment Series

               -    Aggressive Equity Portfolio
               -    Dividend Growth Portfolio
               -    Equity Portfolio
               -    European Equity Portfolio
               -    Global Advantage Portfolio
               -    Global Dividend Growth Portfolio
               -    High Yield Portfolio
               -    Income Builder Portfolio
               -    Information Portfolio
               -    Limited Duration Portfolio
               -    Money Market Portfolio
               -    Income Plus Portfolio
               -    S&P 500 Index Portfolio
               -    Strategist Portfolio
               -    Utilities Portfolio

CLOSED-END RETAIL FUNDS

TAXABLE FIXED-INCOME CLOSED-END FUNDS

           Morgan Stanley Government Income Trust
           Morgan Stanley Income Securities Inc.
           Morgan Stanley Prime Income Trust

TAX-EXEMPT FIXED-INCOME CLOSED-END FUNDS

          Morgan Stanley California Insured Municipal Income Trust Morgan Stanley California Quality Municipal Securities Morgan Stanley Insured California Municipal Securities Morgan Stanley Insured Municipal Bond Trust
          Morgan Stanley Insured Municipal Income Trust
          Morgan Stanley Insured Municipal Securities
          Morgan Stanley Insured Municipal Trust
          Morgan Stanley Municipal Income Opportunities Trust Morgan Stanley Municipal Income Opportunities Trust II Morgan Stanley Municipal Income Opportunities Trust III Morgan Stanley Municipal Premium Income Trust
          Morgan Stanley New York Quality Municipal Securities Morgan Stanley Quality Municipal Income Trust
          Morgan Stanley Quality Municipal Investment Trust
          Morgan Stanley Quality Municipal Securities

                               INSTITUTIONAL FUNDS

OPEN-END INSTITUTIONAL FUNDS

1.        Morgan Stanley Institutional Fund, Inc.

               -    Active International Allocation Portfolio
               -    Emerging Markets Portfolio
               -    Emerging Markets Debt Portfolio
               -    Focus Equity Portfolio

               -    Global Franchise Portfolio
               -    Global Real Estate Portfolio
               -    Global Value Equity Portfolio
               -    International Growth Equity Portfolio
               -    International Equity Portfolio
               -    International Magnum Portfolio
               -    International Real Estate Portfolio
               -    International Small Cap Portfolio
               -    Large Cap Relative Value
               -    Money Market Portfolio
               -    Municipal Money Market Portfolio
               -    Real Estate Portfolio
               -    Small Company Growth Portfolio
               -    Systematic Active Large Cap Core Portfolio*
               -    Systematic Active Small Cap Core Portfolio*
               -    Systematic Active Small Cap Growth Portfolio*
               -    Systematic Active Small Cap Value Portfolio*
               -    U.S. Large Cap Growth
               -    U.S. Real Estate Portfolio

          Morgan Stanley Institutional Fund Trust

          Active Portfolios:

               -    Advisory Foreign Fixed Income II Portfolio
               -    Advisory Foreign Fixed Income Portfolio
               -    Advisory Mortgage Portfolio
               -    Balanced Portfolio
               -    Core Fixed Income Portfolio
               -    Core Plus Fixed Income Portfolio
               -    Equities Plus Portfolio*
               -    Equity Portfolio
               -    High Yield Portfolio
               -    Intermediate Duration Portfolio
               -    International Fixed Income Portfolio
               -    Investment Grade Fixed Income Portfolio
               -    Limited Duration Portfolio
               -    Long Duration Fixed Income Portfolio
               -    Mid-Cap Growth Portfolio
               -    Municipal Portfolio

               -    U.S. Mid-Cap Value Portfolio
               -    U.S. Small-Cap Value Portfolio
               -    Value Portfolio

              Inactive Portfolios*:

               -    Investment Grade Credit Advisory Portfolio*
               -    Mortgage Advisory Portfolio*

3.        The Universal Institutional Funds, Inc.

          Active Portfolios:

               -    Core Plus Fixed Income Portfolio
               -    Emerging Markets Debt Portfolio
               -    Emerging Markets Equity Portfolio
               -    Equity and Income Portfolio
               -    Equity Growth Portfolio
               -    Global Franchise Portfolio
               -    Global Real Estate Portfolio*
               -    Global Value Equity Portfolio
               -    High Yield Portfolio
               -    International Growth Equity Portfolio*
               -    International Magnum Portfolio
               -    Mid-Cap Growth Portfolio
               -    Money Market Portfolio
               -    Small Company Growth Portfolio
               -    Technology Portfolio
               -    U.S. Mid-Cap Value Portfolio
               -    U.S. Real Estate Portfolio
               -    Value Portfolio

              Inactive Portfolios*:

               -    Asian Equity Portfolio
               -    Balanced Portfolio
               -    Capital Preservation Portfolio
               -    Core Equity Portfolio
               -    International Fixed Income Portfolio
               -    Investment Grade Fixed Income Portfolio
               -    Multi-Asset Class Portfolio
               -    Targeted Duration Portfolio

          Morgan Stanley Institutional Liquidity Funds

               -    Government Portfolio
               -    Government Securities Portfolio
               -    Money Market Portfolio
               -    Prime Portfolio
               -    Tax-Exempt Portfolio
               -    Treasury Portfolio
               -    Treasury Securities Portfolio

CLOSED-END INSTITUTIONAL FUNDS

          Morgan Stanley Asia-Pacific Fund, Inc.
          Morgan Stanley Eastern Europe Fund, Inc.
          Morgan Stanley Emerging Markets Debt Fund, Inc.
          Morgan Stanley Emerging Markets Fund, Inc.
          Morgan Stanley Global Opportunity Bond Fund, Inc.
          Morgan Stanley High Yield Fund, Inc.
          Morgan Stanley Opportunistic Municipal High Income Fund* The Latin American Discovery Fund, Inc.
          The Malaysia Fund, Inc.
          The Thai Fund, Inc.
          The Turkish Investment Fund, Inc.

CLOSED-END HEDGE FUND

          Morgan Stanley Institutional Fund of Hedge Funds
          Morgan Stanley Institutional Fund of Hedge Funds II
          Alternative Investment Partners Absolute Return Fund
          Alternative Investment Partners Absolute Return Fund STS

* Have not commenced operations